MIDAMERICAN ENERGY HOLDINGS COMPANY

A Berkshire Hathaway Company

2008 Fixed-Income Investor Conference

FINDING COMMON GROUND

Patrick J. Goodman
2008 Fixed-Income Investor Conference
Senior Vice President and Chief Financial Officer
MidAmerican Energy Holdings Company

Forward-Looking Statements
 This presentation contains statements that do not directly or exclusively relate to historical facts. These statements are
“forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-
looking statements can typically be identified by the use of forward-looking words, such as “may,” “could,” “project,”
“believe,” “anticipate,” “expect,” “estimate,” “continue,” “intend,” “potential,” “plan,” “forecast,” and similar terms.
These statements are based upon the Company’s current intentions, assumptions, expectations and beliefs and are subject to risks, uncertainties and other important factors. Many of these factors are outside the Company’s control and could cause actual results to differ materially from those expressed or implied by the Company’s forward-looking statements. These factors include among others:
 – general economic, political and business conditions in the jurisdictions in which the Company’s facilities are located;
 – changes in governmental, legislative or regulatory requirements affecting the Company or the electric or gas utility, pipeline or power generation industries;
 – changes in, and compliance with, environmental laws, regulations, decisions and policies that could increase operating and capital improvement costs, reduce plant output and/or delay plant construction;
 – the outcome of general rate cases and other proceedings conducted by regulatory commissions or other governmental and legal bodies;
 – changes in economic, industry or weather conditions, as well as demographic trends that could affect customer growth and usage or supply of electricity and gas;
 – changes in prices and availability for both purchases and sales of wholesale electricity, coal, natural gas, other fuel sources and fuel transportation that could have a significant impact on energy costs;
 – financial condition and creditworthiness of significant customers and suppliers;
 – changes in business strategy or development plans;
 – availability, terms and deployment of capital;

Forward-Looking Statements
 – performance of generation facilities, including unscheduled outages or repairs;
 – risks relating to nuclear generation;
 – the impact of derivative instruments used to mitigate or manage volume and price risk and interest rate risk and changes in the commodity prices, interest rates and other conditions that affect the value of the derivatives;
 – the impact of increases in healthcare costs, changes in interest rates, mortality, morbidity and investment performance on pension and other postretirement benefits expense, as well as the impact of changes in legislation on funding requirements;
 – changes in MEHC’s and its subsidiaries’ credit ratings;
 – unanticipated construction delays, changes in costs, receipt of required permits and authorizations, ability to fund capital projects and other factors that could affect future generation plants and infrastructure additions;
 – the impact of new accounting pronouncements or changes in current accounting estimates and assumptions on financial results;
 – the Company’s ability to successfully integrate future acquired operations into the Company’s business;
 – other risks or unforeseen events, including litigation and wars, the effects of terrorism, embargos and other catastrophic events; and
 – other business or investment considerations that may be disclosed from time to time in filings with the SEC or in other publicly disseminated written documents.
 Further details of the potential risks and uncertainties affecting the Company are described in MEHC’s filings with the
SEC, including Item 1A and other discussions contained in Form 10-K. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The foregoing review of factors should not be construed as exclusive.

MIDAMERICAN ENERGY HOLDINGS COMPANY

BERKSHIRE HATHAWAY INC.
MIDAMERICAN ENERGY HOLDINGS COMPANY
PACIFICORP
MidAmerican Energy
Kern River
Northern Natural Gas
CE Electric UK
CALENERGY
HomeServices of America
NEDL
YEDL

A2/A-/A
Regulated Gas and
Electric Utility
Independent
Electric Power
Producer
A2/A/A
Regulated Gas
Transmission
A3/A-/A-
Regulated Gas
Transmission
Real Estate
Brokerage
Baa1/BBB+/BBB+

Baa1/BBB-/BBB+
Holding Company
A3/A-/A-(2)
Regulated Electric
Utility
Aaa/AAA/AAA
87.4%(1)
 Walter Scott
 David Sokol
 Greg Abel
12.6%(1)
A3/BBB+/A
U.K. Regulated
Electric
Distribution
A3/BBB+/A
U.K. Regulated
Electric
Distribution
“Forever is our holding period” - Berkshire ownership philosophy
___________________________
1. Diluted ownership
2. PacifiCorp ratings are senior secured
Organizational Structure

MIDAMERICAN
ENERGY HOLDINGS COMPANY
ETT
Electric Transmission Texas
United Kingdom
Philippines
PACIFICORP
PACIFIC POWER
Service Territory
ROCKY MOUNTAIN POWER
Service Territory
PACIFICORP ENERGY
Northern Natural Gas
Pipeline
Kern River
GAS TRANSMISSION COMPANY
Pipeline
MidAmerican ENERGY.
Service Territory
HomeServices of America, Inc.
A Berkshire Hathaway Affiliate
Operating Companies
CE Electric UK
Service Territory
CALENERGY
Generation

MidAmerican Energy Holdings Company

Strategy
• Own and operate a portfolio of high-quality businesses that achieve operational excellence in all areas
• Maintain prudent financial and risk management policies
• Grow and diversify through internal expansion and disciplined acquisitions

Plan Execute Measure  Correct
Core Principles
• Core Principles
 – Customer Service
 – Employee Commitment
 – Regulatory Integrity
 – Environmental RESPECT
 – Operational Excellence
 – Financial Strength
• Business Approach

MEHC’s Competitive Advantage
• Berkshire Ownership and Equity Commitment
• Diversified Portfolio of Regulated Assets
• No Dividend Requirement

Berkshire Equity Commitment
• Berkshire provides MEHC with a $3.5 billion 5-year equity
 commitment from ‘AAA’ rated parent
 – Access to capital even in times of utility sector and general market stress;
 No other utility has this quality of explicit financial support
 – Commitment can only be drawn for two purposes:
 • Paying MEHC parent debt when due
 • Making equity contributions to any of MEHC’s regulated
 subsidiaries
• Future M&A activity will be funded separate from this equity commitment

MIDAMERICAN
ENERGY HOLDINGS COMPANY

ETT
Electric Transmission Texas
U.K.
Pacific Power Service Territory
Rocky Mountain Power Service Territory
MidAmerican Energy Service Territory
Kern River Pipeline
Northern Natural Gas Pipeline
NEDL Service Territory
YEDL Service Territory

• Weather diversity
• Catastrophic-risk diversity
• Customer diversity
• Regulatory diversity
• Economic diversity
Diversity of Regulated Assets

___________________________
1. Source: Edison Electric Institute
MEHC’s diversity coupled with its 100% reinvestment of free cash flow and access to equity capital from Berkshire under any market condition clearly differentiates the quality of MEHC’s credit from its peers
No Dividend Requirement
• As the utility sector enters its first comprehensive capital expenditure build
 -out since the 1980’s, many analysts project the industry to be cash-flow negative for the next few years
 – Average utility dividend payout ratio for the twelve-month period ended
 September 30, 2007, was 63.2%(1), thus reducing cash available to fund capital expenditures and increasing the amount funded with debt
• MEHC is not required to pay a dividend to Berkshire
 – Cash flow is retained in the business and used to help fund growth and improve credit metrics

22.0%
22.3%
0.5%
55.2%

Coal
Noncarbon
Natural gas
Other nonrenewable

116 MillionMWh sold (retail)
26 MillionMWh sold (wholesale)
89.9% Availability of units
5.7% Forced outage rates

Hydro  7.6%
Wind  10.9%
Nuclear  2.6%
Geothermal 1.2%
Generation
Noncarbon
 17,900 Transmission miles
158,300 Distribution miles
 1,939 Substations
Electric
 17,380 Transmission miles
 21,800 Distribution miles
 6.9 Bcf Design capacity
 80 Compressor stations
Natural gas
 $39.2 B Assets
 $12.4 B Revenues
 $ 2.3 B Operating cash flow
 $ 3.5 B Capital expenditures
Financial statistics
17,200 Employees
6.9 Million customers
17,015 Net MW(1)
___________________________
1.   Net MW owned in operation or under construction per MidAmerican
 Energy Holdings Company December 31, 2007, Form 10-K
MidAmerican Energy Holdings Company - 2007

Billions
$30.0
$22.5
$15.0
$7.5
$0.0
$10.3
$11.2
$11.6
$11.9
$24.0
$26.2
2002
2003
2004
2005
2006
2007

Billions
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$2.3
$2.8
$3.0
$3.4
$8.0
$9.3
2002
2003
2004
2005
2006
2007

Millions
$1,250
$1,000
$750
$500
$250
$0
$397
$443
$538
$558
$916
$1,189
2002
2003
2004
2005
2006
2007

Millions
$2,500.0
$2,000.0
$1,500.0
$1,000.0
$500.0
$0.0
$758
$1,218
$1,425
$1,311
$1,923
$2,335
2002
2003
2004
2005
2006
2007

Income from Continuing Operations
Shareholders’ Equity
Property, Plant and Equipment (Net)
Cash Flow from Operations
5-Yr. CAGR = 24.5%
5-Yr. CAGR = 25.2%
5-Yr. CAGR = 32.2%
5-Yr. CAGR = 20.5%
MEHC Growth Summary

Consolidated Statement of Operations Data	Years Ended December 31, 2007	2006[1]	2005
Operating Revenue	$ 12,376	$ 10,301	$ 7,116
Operating Income	2,688	2,120	1,529
Net Income	1,189	916	563

Consolidated Balance Sheet Data	As of December 31, 2007	2006[1]	2005
Total Assets	$ 39,216	$ 36,447	$ 20,371
MEHC Senior Debt[2]	4,471	3,929	2,776
MEHC Subordinated Debt[2]	891	1,123	1,354
Subsidiary and Project Debt[2]	12,131	11,061	6,837
Preferred Securities of Subsidiaries	128	128	88
Total Shareholders' Equity	9,326	8,011	3,385

(1) Reflects the acquisition of PacifiCorp on March 21, 2006
(2) Excludes current portion
MEHC Consolidated Results
• Net income increased $273 million, of which $235 million related to PacifiCorp
• Shareholders’ equity grows with the retention of 100% of net income

MIDAMERICAN ENERGY HOLDINGS COMPANY

Operating Income	2007	2006	2005
PacifiCorp	$ 917	$ 528	$ -
MidAmerican Funding	514	421	381
Northern Natural Gas	308	269	209
Kern River	277	217	204
CE Electric UK	555	516	484
CalEnergy Generation-Foreign	142	230	185
CalEnergy Generation-Domestic	12	14	15
HomeServices	33	55	125
Corporate/Other [1]	(70)	(130)	(74)
Total Operating Income	2,688	2,120	1,529
Interest Expense	(1,320)	(1,152)	(891)
Capitalized Interest	54	40	17
Interest and Dividend Income	105	73	58
Other, net	112	226	52
Total Income From Continuing Operations Before Income Tax Expense, Minority Interest and Preferred Dividends of Subsidiaries and Equity Income	$ 1,639	$ 1,307	$ 765

Segment Information
(1) The remaining differences between the segment amounts and the consolidated amounts described as
 “Corporate/Other” relate principally to (i) corporate functions, including administrative costs, interest expense, corporate cash and related interest income and (ii) intersegment eliminations

Capital Expenditures		2007		2006		2005
PacifiCorp	$	1,518	$	1,114	$	-
MidAmerican Funding		1,300		758		701
Northern Natural Gas		225		122		125
Kern River		15		3		7
CE Electric UK		422		404		342
CalEnergy Generation-Foreign		1		2		1
CalEnergy Generation-Domestic		-		-		1
HomeServices		26		18		19
Corporate/Other [(1)]		5		2		-
Total Capital Expenditures	$	3,512	$	2,423	$	1,196

Segment Information
(1) The remaining differences between the segment amounts and the consolidated amounts described as
 “Corporate/Other” relate principally to (i) corporate functions, including administrative costs, interest expense, corporate cash and related interest income and (ii) intersegment eliminations

$ Millions
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
-
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
PacifiCorp
MidAmerican Funding
NNG
CE Electric UK
Other

	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017
MEHC Parent	$ (1,000)	$ -	$ -	$ -	$ (500)	$ -	$ (250)	$ -	$ -	$ -
PacifiCorp	(412)	(138)	(15)	(587)	(17)	(261)	(253)	(122)	(57)	(52)
MidAmerican Funding	-	(175)	-	(200)	-	-	-	-	-	-
MidAmerican Energy	-	-	-	-	(400)	(275)	(350)	-	(34)	(254)
NNG	(150)	-	-	(250)	(300)	-	-	(100)	-	-
Kern River	(73)	(75)	(79)	(81)	(81)	(80)	(81)	(85)	(190)	(62)
CE Electric UK [1]	(281)	-	-	-	-	-	-	-	-	-
	$ (1,916)	$ (388)	$ (93)	$ (1,118)	$ (1,298)	$ (615)	$ (934)	$ (308)	$ (281)	$ (367)

Capital Expenditures
(1) Debt maturities at CE Electric UK exclude maturities at CE UK Gas
($ in millions)                   Long-Term  Debt  Maturities
Capital Expenditures and Debt Maturities

Debt Issuances in 2008
• MEC $350m completed in March
• MEHC $650m completed in March
• NNG will refinance the September $150m maturity
• PacifiCorp capital expenditures will be funded by retaining cash flow, equity infusions, use of the $1.5 billion credit facility and a long-term debt issuance

Questions

2008 Fixed-Income Investor Conference
Richard Walje
President - Rocky Mountain Power

WASHINGTON
MONTANA
OREGON
IDAHO
WYOMING
NEVADA
COLORADO
UTAH
ARIZONA
NEW MEXICO
PacifiCorp service area
Coal plants (11 total)
Natural gas plants (5 total)
Geothermal and other (2 total)
Hydro systems (47 total plants)
Wind plants (3 total)
Wind projects under construction (5 total)
Coal mines (3 total)
PacifiCorp-owned primary transmission lines
Transmission access

Overview
___________________________
1.     Net MW owned in operation or under
 construction per MidAmerican Energy Holdings
 Company December 31, 2007, Form 10-K
• Headquartered in Portland, Oregon
• 6,500 employees
• 1.7 million electricity customers
• 9,747 net MW owned (1)
• Generating capacity by fuel type (1)
 – Coal   63%
 – Natural gas  17%
 – Hydro   12%
 – Wind and geothermal 8%

Major Accomplishments
Since Acquisition by MEHC
• Regulatory outcomes in six states result in revenue increase of approximately
 $270 million
• Regulatory mechanisms to facilitate cost recovery were adopted or utilized in three states
   Oregon  - Transition Adjustment Mechanism
     - Renewable Adjustment Clause Mechanism
   Wyoming - Purchased Cost Adjustment Mechanism
   California - Energy Cost Adjustment Clause
     - Post Test-Year Adjustment Mechanism
• 1,340 MW of additional owned generation in service

Major Accomplishments
Since Acquisition by MEHC
• Began implementing major transmission expansion
• Significant improvement in operating cost structure and safety performance
• Continued improvement in relationships with represented employees
• Pension and post-retirement funded status improvement and structural changes completed for non-union employees
• Capital structure strengthened
 – $415 million invested into PacifiCorp and $596 million of profits retained from March 2006 through December 2007
 – Increased short-term revolving credit facilities to $1.5 billion through 2012

Regulatory Highlights
• Utah (43% of Retail Revenues)
 – Implemented $30 million annual increase on June 1, 2007. Total increase of $115 million from 2006 rate case
• Oregon (29% of Retail Revenues)
 – Implemented $43 million increase on January 1, 2007 for 2006 general rate case
 – Power costs update increase $22 million effective January 1, 2008 through transition adjustment mechanism
 – In December 2007, Oregon Public Utility Commission approved Renewable Adjustment Clause Mechanism to permit timely recovery of costs to implement Oregon’s Renewable Portfolio Standard between rate cases
• Wyoming (13% of Retail Revenues)
 – In January 2008, reached settlement with parties for an annual increase of $23 million or 5%
 – Purchased Cost Adjustment Mechanism implemented and effective
• Washington (7% of Retail Revenues)
 – Washington Utilities and Transportation Commission order authorizing $14 million annual increase (6%)
 effective June 27, 2007
• Idaho (6% of Retail Revenues)
 – $12 million increase (6%) effective January 1, 2008
• California (2% of Retail Revenues)
 – Energy Cost Adjustment Clause for net power costs and inflation plus ability to recover major plant additions result in $6 million annual increase (8%)

Strategy for the Future
• Meet the challenges created by serving six states with unique growth rates and customer demographics
• Optimize transmission and distribution capital investments to address growth and system improvements
• Develop plans to meet multi-state renewable portfolio standard requirements
• Serve increasing numbers of customers through operational efficiencies
• Work with customers to manage their electric use while minimizing the company’s power costs
• Continuously improve service to new and existing customers
• Manage diverse regulatory, environmental and economic development policies
• Enhance the financial strength of the company

Target/Goal
 Obtain 25% of electricity from renewable
 resources by 2025
 By 2025, obtain 20% of annual adjusted retail
 sales from renewable resources or renewable
 energy certificates, if cost effective
 Obtain 15% of electricity from renewable
 resources by 2020
 Obtain 20% of electricity from renewable
 resources by 2010
Renewable Portfolio Standard Requirements
State
• Oregon
• Utah
• Washington
• California

Managing Growth Through Efficiencies
Working with customers to manage growth
• Demand reduction programs are a cost efficient alternative to new generation resources
• Demand reduction programs focus on energy efficiency and load control
 – Air conditioning load control program
 – Interruptible contracts
 – Energy FinAnswer programs
• 10-year business plan
 – 4,600 GWh of energy efficiency
 – 1,142 MW of demand reductions
• Implementing automated meter reading (600,000 meters)

$ Millions
3,500
3,000
2,500
2,000
1,500
1,000
500
-
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
PacifiCorp Energy
Transmission Build Plan
Transmission Reliability
Distribution and Other

10-Year Business Plan
• Significant capital investment needed, and included in the plan, to meet growing energy needs and to improve system reliability
 – $20 billion over 10 years
 • Reduce need for wholesale purchases
 • Add renewable energy to portfolio
 • Implement transmission investment plan
 • Meet customer growth and increased energy usage
• Investments-Capital Outlay

2008 Fixed-Income Investor Conference
Pat Reiten
President - Pacific Power

Energy Gateway Transmission Expansion Plan
• Transmission has been a developing need in the west for 15-20 years
• Prior investments focused on “squeezing more” from existing system
 – Major expansion discussed, but not built on a large scale
• Current transmission system is at capacity

Drivers
• Investment is critical now…
 – Load growth
 – Renewable Portfolio Standards
 – Federal Energy Regulatory Commission
 – PacifiCorp has a major regional presence
 – Stakeholder support is significant

PacifiCorp

WASHINGTON
MONTANA
OREGON
IDAHO
WYOMING
NEVADA
COLORADO
UTAH
CALIFORNIA
NEW MEXICO
ARIZONA
Service area
Company-owned transmission lines
Transmission access
Other transmission lines

Existing Transmission System
• Spans six state territory
• Majority of wind and thermal
 sites on the east side
• Load centers in Utah, Wyoming
 and Oregon
• Interconnections with major
 markets
• Largest existing owner in West
 with 15,700 miles of
 transmission lines
• Well positioned for significant
 expansion

PACIFICORP

WASHINGTON
MONTANA
OREGON
IDAHO
WYOMING
CALIFORNIA
NEVADA
UTAH
COLORADO
ARIZONA
NEW MEXICO
GATEWAY WEST
GATEWAY SOUTH
McNary
Walla Walla
Hemingway
Midpoint
Borah/Brady
Populus
Dave Johnston
Windstar
Jim Bridger
Bridger
Aeolus
Terminal
Mona
Sigurd
Red Butte
Crystal
1
2
3
4
5
6
PacifiCorp service area
Planned transmission lines
500 kV minimum voltage
345 kV minimum voltage
230 kV minimum voltage
Transmission hub
Substation
Generation plant/station

Transmission Expansion
• Initial phases have in-service dates
    ranging from 2010 to 2014 based on
    load service needs
• Costs of approximately $4 billion over
   the 2010 to 2014 period
• Segments 1, 2 & 3 are transaction
 commitments
• Energy Gateway West (4 & 5) is a
 cornerstone for delivering
    renewables
• Energy Gateway South (6)
    supports ratings and market access
    for load service

Benefits
• Delivery of renewable resources across PacifiCorp service territory
• Facilitates participation in additional transmission investments
• Connectivity between East and West increases flexibility
• Provides multiple options to serve customer load growth and long-term customer value

Progress to Date and Challenges
Progress to Date
• Substantial gubernatorial support
• Positive response from key state commissioners
Challenges
• Siting and permitting
• Materials cost escalation
• Labor availability
• Path-rating process uncertainty

2008 Fixed-Income Investor Conference
Rob Lasich
President - PacifiCorp Energy

PACIFICORP

WASHINGTON
MONTANA
OREGON
IDAHO
WYOMING
NEVADA
COLORADO
UTAH
ARIZONA
NEW MEXICO
PacifiCorp service area
Coal plants (11 total)
Natural gas plants (5 total)
Geothermal and other (2 total)
Hydro systems (47 total plants)
Wind plants (3 total)
Wind projects under construction (5 total)
Coal mines (3 total)

9,747 net MW owned generation capacity (1)
• 6,104 MW coal-fired generation
• 1,694 MW gas-fired generation
• 1,927 MW renewables
 – 1,158 MW hydroelectric
 – 735 MW wind (2)
 – 34 MW geothermal
• 22 MW other
Resource Portfolio
___________________________
1.     Net MW owned in operation or under
 construction per MidAmerican Energy Holdings
 Company December 31, 2007, Form 10-K
2.     Includes projects under construction with 2008
 operational dates

14,000
13,000
12,000
11,000
10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
-
Megawatts
Existing Resources
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017

Business Challenge
• Managing customer net power costs in the face of growing load demand, expiring purchased power agreements, increasing environmental compliance costs and emerging legislative mandates focused on renewable energy and climate change mitigation
Demand/Load Growth*
* Includes 12% Reserves
Resource Deficit

14,000
13,000
12,000
11,000
10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
-
Megawatts
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017

• Upgrades and expansions of the existing fleet along with planned new construction and purchases will add approximately 3,400 MW over a 10-
 year period
Filling the Gap
* Includes 12% Reserves
Purchases
Generation Upgrades
New Resources
Demand/Load Growth*
Existing Resources

PACIFICORP
WASHINGTON
Lewis River Project
Marengo
Hermiston
Leaning Juniper I
Combine Hills
OREGON
North Umpqua Project
Klamath River Project
IDAHO
MONTANA
Colstrip
WYOMING
Wyodak
Dave Johnston
Wolverine Creek
Bear River Project
Naughton
Foote Creek
Jim Bridger
Rock River I
NEVADA
Gadsby
West Valley
Lake Side
Currant Creek
Carbon
Huntington
Hunter
Craig
Hayden
COLORADO
Blundell
UTAH
CALIFORNIA
Cholla
ARIZONA
NEW MEXICO
Coal-Fired Thermal Plants
Gas-Fired Thermal Plants
Geothermal Plants
Hydro Systems
Wind Projects
Coal Mines

Glenrock wind (99 MW)
Near construction
Seven Mile Hill wind (99 MW)
Near construction
Rolling Hills wind (99 MW)
Near construction
Lakeside CCCT (548 MW)
Complete & operational
Blundell 2 geothermal (11 MW)
Complete & operational
Currant Creek (540 MW)
Complete & operational
PacifiCorp East New Resource Review

PACIFICORP

WASHINGTON
MONTANA
OREGON
IDAHO
WYOMING
NEVADA
UTAH
COLORADO
CALIFORNIA
ARIZONA
NEW MEXICO
Lewis River Project
Marengo
Hermiston
Leaning Juniper I
Combine Hills
Colstrip
Wyodak
North Umpqua Project
Klamath River Project
Wolverine Creek
Bear River Project
Dave Johnston
Foote Creek
Rock River I
Naughton
Jim Bridger
Gadsby
West Valley
Lake Side
Currant Creek
Craig
Hayden
Carbon
Huntington
Hunter
Blundell
Cholla
Coal-Fired Thermal Plants
Gas-Fired Thermal Plants
Geothermal Plants
Hydro Systems
Wind Projects
Coal Mines

Marengo wind (140.4 MW)
Complete & operational
Leaning Juniper 1 wind (100.5 MW)
Complete & operational
Goodnoe Hills wind (94 MW)
Under construction
Marengo II wind (70.2 MW)
Under construction
PacifiCorp West Wind Resource Review

 • 548 MW combined-cycle facility
 • 548 MW combined-cycle facility
 • 35 MW geothermal facility
 • 19 MW combined heat & power facility
 • 600 MW wind projects
 • 300 MW wind projects
Long Term Generation Resource Plan

Clean Air Initiative Projects
• PacifiCorp Energy continues to assess current and future emission control requirements
 – Current emissions control installation costs are estimated at $1.5 billion over the next 10 years, excluding AFUDC
• 2008 business plan is based on the company’s best assessment at this time
• Emission control installations have been aligned with major unit overhaul schedules to minimize outages and reduce overall cost impacts
• Major 2008 emission control projects include Cholla Unit 4 - currently installing SO2 scrubber, baghouse and low Nox burners at an estimated cost of $159.9 million; expected in-service date is
 May 2008

Questions

2008 Fixed-Income Investor Conference
Bill Fehrman
President - MidAmerican Energy Company

MidAmerican Energy
Company Service Territory
Major Generating Facilities
Wind Project Operations
Wind Project Construction
IA
IL
KS
NE
SD
WI
MN
MO
___________________________
1.     Net MW owned in operation or under construction per
 MidAmerican Energy Holdings Company December 31,
 2007 Form 10-K
Overview
• Headquartered in Des Moines, Iowa
• 3,700 employees
• 1.4 million electric and natural gas
 customers
• 6,206 net MW owned (1)
• Generating capacity by fuel type (1)
 – Coal   53%
 – Natural gas  21%
 – Wind   18%
 – Nuclear  7%
 – Other    1%

Recent Accomplishments
• Walter Scott, Jr. Energy Center Unit 4, a 790-MW advanced supercritical coal-fired facility began commercial operations June 1, 2007
 – At a cost of approximately $1.2 billion dollars, Unit 4 is one of the largest construction projects ever undertaken in Iowa or Nebraska
 – Named 2007 plant of the year by POWER Magazine
• Iowa Utilities Board approved rate-making principles for 540 MW of wind generation, which we expect to be in-service by the end of 2008, which will bring total owned wind generation resources to 1,123 MW
 – Century Expansion 15 MW  Completed January 2008
 – Pomeroy II  75 MW  Completed January 2008
• Louisa Generating Station turbine/generator upgrade and scrubber/baghouse project successfully completed in December 2007

Walter Scott, Jr. Energy Center Unit 4
___________________________
1.   Excludes transmission and AFUDC
Project Overview
• Commercial operation - June 1, 2007
• Final completion - second quarter 2008
• 14.3 million man-hours to date
• 3,400 union craftsmen at peak of construction
• 4.58 OSHA recordable incident rate
• Completed within IUB cost cap of $1.125 billion (1)
• Successful jointly owned effort - 14 other owners

Walter Scott, Jr. Energy Center Unit 4
Environmental Controls
• MidAmerican Energy installed state-of-the-art controls for mercury at
 Walter Scott, Jr. Energy Center Unit 4 and was the first company in the country to commit to installing these controls; the mercury controls have been operating continuously since commercial operation, along with state-of-
 the-art controls for particulate, SO2 and NOx
• MidAmerican Energy conducted a case-by-case maximum achievable control technology review for mercury in the permitting of Walter Scott, Jr.
 Energy Center Unit 4, which positions the unit well for any future regulatory requirements for mercury controls

Key Statistics

• 466 operating turbines
 – 207 GE 1.5 MW turbines with 70.5-meter-
 diameter rotors on 65 meter towers
 – 208 GE 1.5 MW turbines with 77-meter-
 diameter rotors on 80 meter towers
 – 50 Mitsubishi 1.0 MW turbines on
 69-meter towers
 – 1 Vestas V39 Iowa State Fair turbine
• 2007 energy generated was 1,525,753 MWh
• 2007 capacity factor was 37%
• 2007 availability was 96%
Existing Wind Turbines

Wind Benefits
• MidAmerican Energy owns and operates more wind-powered electric generation than any other rate-regulated utility in the nation
 – Resulted from a legislative, regulatory and utility effort to achieve Iowa’s energy policy goals
• The wind project benefits include
 – Economic additions to diverse generation portfolio
 – Extension of revenue sharing and rate stability for an additional three years
 – Advantages of federal production tax credit and revenues from green credits
 – Increased wholesale energy sales
• Local communities are extremely positive with the renewable development and economic development impacts
• Renewable wind generating capacity will comprise more than 18% of our
 Iowa generating portfolio by the end of 2008
 – 2008 renewable energy credits sales and wind energy retained for MidAmerican
 Energy customers forecasted at 2,837,000 MWh

MidAmerican ENERGY

2002 Capacity Mix

Nuclear 11%
Wind 0%
Other 1%
Natural Gas 19%
Coal 69%

2007 Capacity Mix[1]

Wind 18%
Other 1%
Nuclear 7%
Coal 53%
Natural Gas 21%

___________________________
1.     Net MW owned in operation or under construction
 per MidAmerican Energy Holdings Company
 December 31, 2007 Form 10-K
Capacity Mix Shift to Renewable Sources

Strategy for the Future
• Pursue diverse generation portfolio additions
 – Maximize opportunities in new wind projects
 – Install cost-effective environmental upgrades
• Increase energy efficiency and conservation programs
• Customer service improvements
 – Automated meter reading
 – Billing system improvement
 – Web redesign
 – Outage response system enhancements
• Enhance financial strength of the company

2008 Wind Projects
• Charles City Wind Farm - 75-MW project currently under construction to be completed by April 30, 2008
• Adair Wind Farm - 174.8-MW project to be completed in total by fourth quarter 2008
• Carroll Wind Farm - 150-MW project to be completed by fourth quarter 2008
• Pomeroy III Wind Farm - 51-MW project to be completed by fourth quarter
 2008
• Pursuing other wind projects for 2008

Emissions Reduction Projects
Note: Net emission reductions include additional emissions from Walter Scott, Jr. Energy Center Unit 4
• MidAmerican Energy will complete the first phase of its emissions reduction projects by the end of 2009, at a cost of approximately $400 million; these projects will result in the following net reductions from baseline levels at the
 MidAmerican Energy operated units:
 – 42% reduction in emissions of NOx
 – 38% reduction in emissions of SO2
 – 32% reduction in emissions of mercury
• Emission Control Projects
 – Low NOx burners/overfire air systems at all coal-fueled units
 – Dry scrubbers and baghouses at Louisa Generating Station (December 2007) and
 Walter Scott, Jr. Energy Center Unit 3 (May 2009)
 – Activated carbon injection systems at Louisa Generating Station and Walter Scott, Jr.
 Energy Center Unit 3 (December 2009)

Automated Meter Reading
• Electric meters replaced and remote modules installed on existing gas meters
• Forecasted investment of $77.2 million over a three-year period (through 2010)
• 52% of total gas and electric expected to be completed by February 1, 2009
 (677,652 out of 1,303,177 meters)

2008 Fixed-Income Investor Conference
Bill Fehrman
Nuclear Energy Outlook

MIDAMERICAN
ENERGY HOLDINGS COMPANY

USA TODAY
Time for Nuclear Power
The New York Times
Nuclear Power's Second Act
REUTERS
Record Gas Prices Breathe Life Into Nuclear Power
The Boston Globe
Hot Properties: Nuclear Power Plants

Nuclear Power

MEHC Strategy
• Focused on a portfolio approach that reduces carbon intensity and emissions
• Will continue to be a leader in renewable resources
• Energy efficiency programs and conservation will continue to be a priority
• Gas and wind will continue to be used to meet future load growth
• Base-load, noncarbon emitting resources will need to be built to meet targeted carbon reductions - nuclear must be considered and assessed

What We Considered
• Explored the possibility of utilizing a site in Idaho for the potential development of a nuclear energy facility
• The site considered was located in Payette County
 – Situated along the Little Willow Creek
 – Approximately 15 miles east of Payette

What We Found
• The site and local political climate was favorable to the project
• However, a significant amount of unknown risk was inherent within this project such as cost of materials and labor such that achieving an engineer, procure, construct contract that contained acceptable risk levels for the company at a reasonable and fixed price was not currently attainable

Where We Go
• Next steps from here are
 – Existing site/project has been abandoned
 – Discussions with reactor vendors to assess their ability to deliver a fixed price contract at a reasonable cost and with commercial terms that limit the company’s risk exposure may occur in the future
 – Continue to monitor the industry for developments and use this information as a part of future potential projects

Questions

2008 Fixed-Income Investor Conference
Mark Hewett
President - Northern Natural Gas Company

MN
WI
IA
SD
NE
KS
OK
TX
Overview
• Headquartered in Omaha, Nebraska
• 960 employees
• 15,700-mile interstate natural gas
 transmission pipeline
• Market area design capacity of 5.1 Bcf/day
 plus 2.0 Bcf/day field area capacity
• Five natural gas storage facilities with a
 total firm capacity of 65 Bcf, including
 4 Bcf of LNG; an additional 8 Bcf
 expansion planned in 2008
• Access to five major supply basins
• NNG has annual deliveries of
 approximately 1 Tcf

Strong Market and Competitive Position
• Strategic location in high-demand upper Midwest market areas
• Provides customers with flexibility to access multiple supply basins
 – Hugoton, Permian, Anadarko, Rocky Mountain and Western Canada
 Basins
• Strong barriers to entry given widely dispersed load centers in NNG’s upper Midwest market area
• Customer base dominated by local distribution companies
• Lowest transportation cost of natural gas to customers in the upper
 Midwest
• Strong and improving customer satisfaction levels

Strategy for the Future
• Market retention
• Field area recontracting
• Capital investment
 – Northern Lights
 – Redfield storage expansion
 – Modernize facilities
• Asset rationalization

Top Customers	Moody's / S&P	2007 Transportation and Storage Revenue (in millions)	% of Transportation and Storage Revenue	Transportation Contract Term (1)
CenterPoint Energy Minnesota Gas	Baa3 / BBB	$91.8	15%	2019
Xcel Energy, Inc.	Baa1 / BBB+	74.9	12%	2017
MidAmerican Energy Company	A2 / A-	51.8	8%	2012
Alliant Energy	Baa1 / BBB+	29.8	5%	2011
Aquila Inc.	Ba3 / BB-	29.4	5%	2013
Minnesota Energy Resources Corporation (2)	A3 / A-	23.9	4%	2013
Wisconsin Energy Corporation	A3 / BBB+	17.7	3%	2010
Metropolitan Utilities District	NR / NR	15.9	2%	2016
Subtotal		335.2	54%	
Total Other Customers		281.6	46%	
Transportation and Storage Revenue		$616.8	100%	

1. Many customers have numerous contracts with varying terminations. The year indicated represents the earliest termination with respect to one-third or more of the customer's cumulative volumes.

2. Ratings are those of parent company, Integrys Energy Group, Inc.

Market Retention

Northern Natural Gas

NBPL
GLTC
0.4
Viking
Great Lakes
2.6
NBPL
Trailblazer
0.4
TBPL
0.4
Storage
1.3
Field Area

Viking
0.1
2009 Peak Market
• 5.2 Bcf/day
• NBPL is full
• Field is necessary and
 lower cost
Demarc
Chicago
Ventura
Field Area Feeds the Market Area

	2007	2008	2009-10
Volumes (winter) (Dth/day)	398,317	78,141	136,042
Capital (millions)	$178.3	$43.1	$127.1
Northern Lights
• Multi-year market area expansion started in 2006
 – Part of long-term agreement commitments from large customers in
 Twin Cities area
 – Serving power, ethanol, industrial and native growth loads

Redfield
2008 Storage Expansion
• 8 Bcf
• Summer 2008 in-service
• $52.0m project cost
• Market-based rates; $1.30/Dth to
 $1.50/Dth
• Market area location
• 20-year contracts
• Facilities
 – 5 wells
 – 8,360 HP compression
 – Gas treatment facilities
• FERC approval received
Storage Expansion

Modernize Pipeline

Asset Rationalization
Beaver
• 419 miles of pipeline (2”-30”)
• Sales proceeds of $50.0m, subject to purchase price adjustments
• DCP Midstream acquiring as a jurisdictional asset
Hemphill
• 85 miles of pipeline (10”-12”)
• Sales proceeds of $29.7m, subject to purchase price adjustments
• PVR Midstream acquiring as non-jurisdictional gathering line

2008 Fixed-Income Investor Conference
Micheal Dunn
President - Kern River Gas Transmission Company

CA
NV
AZ
UT
WY
• Headquartered in Salt Lake City, Utah
• 169 employees
• 1,680-mile interstate natural gas
 transmission pipeline
• Delivers natural gas from Rocky
 Mountain basins to markets in Utah,
 Nevada, California and Arizona
• Greater than 2 Bcf/d peak capacity
Overview

2007
2006
2005
2004
2003
1,500,000
1,700,000
1,900,000
2,100,000
2,300,000

Daily Scheduled Volume
Recent Accomplishments
Scheduled throughput exceeds 129% of design
• Ranked 6 out of 43 interstate pipelines in 2008 MastioGale pipeline survey for customer satisfaction, and experienced zero days of primary firm service interruption
* Expansion completed in May 2003
*
• In 2007, Kern River delivered more than
 23% of California’s demand for natural
 gas
• Re-contracted Mirant turn-back capacity
 through 2016
• Successfully completed 2010 Expansion
 open season

Market Oriented Revenue 23%
Other Revenue 1%
Commodity Revenue 1%
Demand Revenue 75%

2011-2013 15%
2018+ 45%
2016-2017 40%

Revenue Distribution
2007
Contract Maturities
As of December 2007
Strong, High Quality Cash Flows with 85% of Contracts Maturing After 2015
Revenue Stability

Powder River
Big Horn
Wind River
Overthrust
Green River
Salt Lake City
Uinta
Piceance
Ferron
KERN RIVER GAS TRANSMISSION
San Francisco
Paradox
San Juan
Las Vegas
Los Angeles
San Diego

___________________________
1.  Source: Ziff Energy Group
Competitive Position
• Access to economic Rocky
 Mountain gas supplies in three
 western states
 – 299 (1) TCF of proven and
 undiscovered potential reserves
• Supply diversity is provided
 through pipeline interconnects
 accessing all Rocky Mountain
 production basins
• Direct service to end-users
 avoids rate stacks of local
 distribution companies

Competitive Position
• Competitive transportation rates
• New and efficient pipeline system, low fuel rates and minimal cost associated with new pipeline safety legislation
• Growth in the West
 – California is highly dependent on gas-fired generation and is turning to natural gas to satisfy new electric demand
 – Growing opposition to new coal-fired electric generation in California and Nevada
 – 8,400 MW of new gas-fired electric generation is proposed in California
 – 1,200 MW of new gas-fired electric generation is proposed in Nevada

Strategy for the Future
• Complete 2004 rate case
• Expansion projects
 – 2010 expansion project
 – Laterals
• Customer service initiatives
• Enhance financial strength of the company

2004 Rate Case Update
• Rate case filed April 30, 2004
• Initial commission decision issued October 19, 2006
• Requests for rehearing filed November 20, 2006
• Compliance filing submitted December 18, 2006
• In July 2007, FERC issued a proposed policy statement allowing the use of
 MLP’s in the proxy group to determine rate of return
• A FERC technical conference on the long-term growth rate for MLP’s was held and comments were submitted in January and February 2008
• Final Kern River rate order possible in 2008

Muddy Creek
2010 Expansion Compressor (new compression)
2010 Restaged Compression (existing compression)
Existing Compressors (no modification)
Original Mainline
2003 Loop Line

Las Vegas
Bakersfield
Los Angeles
Salt
Lake
City
Expansion Project Overview
• Economically expand by 145 MDth/d
 – Open season completed
 – Signed precedent agreements with
 four shippers
• $62m capital cost
• Add incremental compression
• Increase maximum allowable
 operating pressure from 1,200 psig to
 1,333 psig
 – Pipeline and Hazardous Materials
 Safety Administration approval
 expected first half 2008
 – Implementation will require
 separate FERC certificate
• In-service: November 2010

Questions

David L. Sokol
Challenges to Climate Change Legislation
An Apollo Program for Climate Change
Chairman of the Board and Chief Executive Officer
MidAmerican Energy Holdings Company

Challenges to Climate Change Legislation
• MEHC supports reducing greenhouse gas emissions
• Public wants action
• Lieberman-Warner bill
• Cap-and-trade
 – Rate shock
 – Does not reduce emissions
• Low-carbon technologies
• Then how do we reach 60-80% reduction of CO2 emissions by 2050?
• Slow-stop-reverse
• Apollo program for climate change
 – Vision
 – Commitment
 – Upfront funding
 – Technological rewards

Questions